SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        March 28, 1997
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                           High Point Financial Corp.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                       0-12430              22-2426221
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(State or Other Jurisdiction              (Commission       (I.R.S. Employer
 of Incorporation)                         File Number)      Identification No.)




         Branchville Square, Branchville, New Jersey              07826
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code                (973)948-3300
                                                               -----------------


                                  Inapplicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99(a) Consent of Arthur Andersen LLP dated March 28, 1997.

                  99(b) Consent of Arthur Andersen LLP dated March 30, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HIGH POINT FINANCIAL CORP.
                                           (Registrant)


                                           MICHAEL A. DICKERSON
Date:    November 20, 1998             By: __________________________________
                                           Michael A. Dickerson
                                           President and Chief Executive Officer

                                  Exhibit Index

         99(a) Consent of Arthur Andersen LLP dated March 28, 1997.

         99(b) Consent of Arthur Andersen LLP dated March 30, 1998.